EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF ANY AND ALL OUTSTANDING
                      9% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                               CONMED CORPORATION


         As set forth in the Prospectus, dated , April < > 1998 (the "Prospectus"), of CONMED Corporation (the "Company"), in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to purchase all of its outstanding 9% Senior Subordinated Notes due 2008 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

     -----------------------------------------------------------------------
     |   THE  EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M.,  NEW YORK CITY     |
     |   TIME,  ON <  >,  1998  UNLESS  THE  OFFER  IS  EXTENDED  (THE     |
     |   "EXPIRATION DATE").  TENDERS OF OLD NOTES MAY BE WITHDRAWN AT     |
     |   ANY TIME PRIOR TO 5:00 P.M. ON THE  BUSINESS DAY PRIOR TO THE     |
     |   EXPIRATION DATE.                                                  |
     -----------------------------------------------------------------------

                          The Exchange Agent:

                       FIRST UNION NATIONAL BANK


           Address:                               Facsimile Transmissions:
                                                (Eligible Institutions Only)

           Address:                                  Facsimile Transmissions:
                                                   (Eligible Institutions Only)

   First Union National Bank                              (704) 590-7628
  Corporate Trust Operations
1525 West W.T. Harris Boulevard
     Charlotte, NC 28288-1153                        To Confirm by Telephone
 Attention: W. Jeffrey Kramer                        or for Information Call:

                                                          (704) 590-7408

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS  NOTICE  OF  GUARANTEED  DELIVERY  IS  NOT  TO  BE  USED  TO  GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

    The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 P.M., New York City time on the Business Day prior to the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s) or Authorized Signatory:        Name(s) of Registered Holder(s):

---------------------------------------------------------------     ----------------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------

Principal Amount of Old Notes Tendered:                             Address:
                                       ------------------------             --------------------------------------------------------

---------------------------------------------------------------     ----------------------------------------------------------------

Certificate No(s). of Old Notes (if available):                     Area Code and Telephone No.:
                                               ----------------                                 ------------------------------------

---------------------------------------------------------------     If Old Notes will be delivered by book-entry transfer at The
                                                                    Depository Trust Company, insert, Depository Account No.:
---------------------------------------------------------------                                                              -------
Date:
     ----------------------------------------------------------     ----------------------------------------------------------------

--------------------------------------------------------------------------------
|                                                                              |
|  This  Notice of  Guaranteed  Delivery  must be  signed by the  registered   |
|  holder(s)  of  Old  Notes  exactly  as  its  (their)  name(s)  appear  on   |
|  certificates for Old Notes or on a security position listing as the owner   |
|  of Old Notes, or by person(s)  authorized to become registered  Holder(s)   |
|  by endorsements and documents  transmitted with this Notice of Guaranteed   |
|  Delivery.  If  signature  is  by  a  trustee,  executor,   administrator,   |
|  guardian, attorney-in-fact, officer or other person acting in a fiduciary   |
|  or  representative  capacity,  such  person must  provide  the  following   |
|  information.                                                                |
|                                                                              |
|                   Please print name(s) and address(es)                       |
|                                                                              |
|   Name(s):                                                                   |
|           ----------------------------------------------------------------   |
|                                                                              |
|           ----------------------------------------------------------------   |
|   Capacity:                                                                  |
|           ----------------------------------------------------------------   |
|   Address(es):                                                               |
|           ----------------------------------------------------------------   |
|                                                                              |
|           ----------------------------------------------------------------   |
|                                                                              |
|           ----------------------------------------------------------------   |
|                                                                              |
|  DO NOT SEND  OLD  NOTES  WITH  THIS  FORM.  NOTES  SHOULD  BE SENT TO THE   |
|  EXCHANGE  AGENT  TOGETHER  WITH A PROPERLY  COMPLETED  AND DULY  EXECUTED   |
|  LETTER OF TRANSMITTAL.                                                      |
--------------------------------------------------------------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

    THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:
             --------------------------------------------   -------------------------------------------------------
                                                                                Authorized Signature
Address:                                                    Name:
        -------------------------------------------------        --------------------------------------------------
                                                            Title:
---------------------------------------------------------         -------------------------------------------------
Area Code and Telephone No.:                                Date:
                            -----------------------------        --------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



                                       -3-